UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 30, 2021

ADIENT PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC Dublin 1, Ireland D01 H104
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 30, 2021, Adient plc (“Adient”) completed the transactions contemplated by the previously disclosed Master Agreement, dated as of March 12, 2021, by and among Adient Asia Holdings Co., Ltd. (“Adient Asia”), Qiyue (Shanghai) Trading Co., Ltd. (“Qiyue”), a direct, wholly-owned subsidiary of Adient Asia, Yanfeng Automotive Trim Systems Company Ltd. (“Yanfeng”), Yanfeng Adient Seating Co., Ltd., a joint venture owned, directly or indirectly, by Yanfeng (50.01%) and Adient Asia (49.99%) (“YFAS”) and KEIPER Seating Mechanisms Co., Ltd. (f/k/a Adient Yanfeng Seating Mechanisms Co., Ltd.), a joint venture owned, directly or indirectly, by Yanfeng (50%) and Adient Asia (50%) (“KEIPER”), filed as Exhibit 10.1 to the Current Report on Form 8-K dated March 12, 2021 and filed with the Securities and Exchange Commission (“SEC”) on March 12, 2021. Except for amounts described under “Dispositions” below, Chinese Renminbi (“RMB”) amounts and corresponding U.S. Dollars (“USD” or “US$”) amounts in this Current Report on Form 8-K are based on a USD to RMB exchange rate as of September 28, 2021 of 6.46 RMB to each USD. RMB amounts and corresponding USD amounts described below under “Dispositions” are based on a USD to RMB exchange rate of 6.66 RMB to each USD, which rate reflects the derivative contract rate used to hedge the net proceeds received by Adient from such transactions.

The following series of related dispositions, acquisitions and other transactions that were contemplated by the Master Agreement have been completed:

Dispositions

•

Adient Asia transferred all of the issued and outstanding equity interest in YFAS held by Adient Asia, which represents 49.99% of YFAS’s total issued and outstanding equity interest, to Yanfeng for RMB 8,064 million (US$1,210 million) (the “YFAS Sale”), of which RMB 3,446 million (US$519 million) was paid at the closing of the YFAS Sale, and the remaining RMB 4,618 million (US$691 million) will be paid on or before December 21, 2021.

•

Adient Asia transferred, simultaneous with the closing of the YFAS Sale: (i) all of the issued and outstanding equity interest in Nantong Yanfeng Adient Seating Trim Co., Ltd. (“YFAT”) held, directly or indirectly, by Adient Asia, which represents 25% of YFAT’s total issued and outstanding equity interest, to KEIPER for RMB 38 million (US$6 million) (the “Adient YFAT Sale”); (ii) all of the issued and outstanding equity interest in Guangzhou Dongfeng Adient Seating Co., Ltd. (“GZDFAS”) held by Adient Asia, which represents 25% of GZDFAS’s total issued and outstanding equity interest, to YFAS for RMB 371 million (US$56 million) (the “GZDFAS Sale”); and (iii) all of the issued and outstanding equity interest in Hefei Adient Yunhe Automotive Seating Co., Ltd. (“YHAS”) held by Adient Asia, which represents 10% of YHAS’s total issued and outstanding equity interest, to YFAS for RMB 13 million (US$2 million) (together with the Adient YFAT Sale and GZDFAS Sale, collectively, the “Additional Equity Sales”).

Acquisitions

•

Qiyue, being the successful bidder in the public bidding process (which was required to be conducted under People’s Republic of China law with respect to the sale of state-owned assets), acquired from YFAS the 50% equity interest in Chongqing Yanfeng Adient Automotive Components Co., Ltd. (“CQYFAS”) and 100% equity interest in Yanfeng Adient (Langfang) Seating Co., Ltd. owned by YFAS, simultaneous with the closing of the YFAS Sale, for RMB 1,754 million (US$271 million) (the “YFAS JVs Acquisition”).

Other Transactions

•

YFAS transferred all of the issued and outstanding equity interest in (i) Yanfeng Adient Founder Motor Co., Ltd. (“YFM”) held, directly or indirectly, by YFAS, which represents 70% of YFM’s total issued and outstanding equity interest; and (ii) YFAT held, directly or indirectly, by YFAS, which represents 75% of YFAT’s total issued and outstanding equity interest, to KEIPER for RMB 71 million (US$11 million) and RMB 113 million (US$17 million), respectively.

In conjunction with the Master Agreement, Adient Asia also entered into an agreement (the “Boxun Agreement”) with Chongqing Boxun Industrial Co., Ltd. (“Boxun”). Pursuant to the Boxun Agreement, upon consummation of the YFAS JVs Acquisition, Adient Asia provided Boxun with the right to sell and, if exercised, Adient Asia agreed to purchase, all of the issued and outstanding equity interest in CQYFAS held by Boxun, which represents 25% of CQYFAS’s total issued and outstanding equity interest (the “Boxun Equity Purchase”) for approximately RMB 825 million (US$128 million). Pursuant to the Boxun Agreement, Boxun may exercise its right to sell such interest anytime on or prior to October 31, 2021. If Adient Asia buys Boxun’s 25% interest in CQYFAS, then, upon the closing of the Boxun Equity Purchase, Adient Asia will own 100% of CQYFAS.

The foregoing description of the Master Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Master Agreement filed as Exhibit 10.1 to Adient’s Current Report on Form 8-K dated March 12, 2021 and filed with the SEC on March 12, 2021 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On September 30, 2021, Adient issued a press release announcing the completion of the transactions contemplated by the Master Agreement and completion of the other transactions described in the Current Report on Form 8-K dated March 12, 2021 and filed with the SEC on March 12, 2021. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.2 hereto contain forward-looking statements and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for the YFAS Sale, Additional Equity Sales, YFAS JVs Acquisition, Boxun Equity Purchase and other transactions (collectively, the “Transactions”) benefits and outcome of the Transactions, use of proceeds from the Transactions, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: Adient’s ability to derive additional value from the Transactions for shareholders, the benefits and outcome of the Transactions, the effect of the announcement of the Transactions on Adient’s business relationships, operating results and business generally, risks that the Transactions disrupt current plans and operations, including potential disruptions with respect to our employees, vendors, clients and customers as well as management diversion or potential litigation, the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties, the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, the ability of Adient to execute its turnaround plan, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements, the terms of financing, the impact of tax reform legislation through the Tax Cuts and Jobs Act and/or under a new U.S. presidential administration, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations including as may be impacted by the change in U.S. presidential administration, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, changes in consumer demand, work stoppages and similar events, global climate change and related emphasis on ESG matters by various stakeholders, energy and commodity prices, the availability of raw materials and component products, currency exchange rates and cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 filed with the SEC on November 30, 2020, Quarterly Report on Form 10-Q for the Quarterly Period ended December 31, 2020 filed with the SEC on February 5, 2021, Quarterly Report on Form 10-Q for the Quarterly Period ended March 31, 2021 filed with the SEC on May 6, 2021, Quarterly Report on Form 10-Q for the Quarterly Period ended June 30, 2021 filed with the SEC on August 5, 2021 and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov/. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon.

Item 9.01.	Financial Statements and Exhibits.

(a)

The Adient plc unaudited pro forma condensed financial statements giving effect to the YFAS Sale, the Additional Equity Sales, the YFAS JVs Acquisition and certain other transactions as set forth therein are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Unaudited Pro Forma Consolidated Financial Information of Adient plc.

99.2	Press Release, dated September 30, 2021.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that Adient plc may request confidential treatment of omitted items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC

Date: September 30, 2021	By:	/s/ Jeffrey M. Stafeil
	Name:	Jeffrey M. Stafeil
	Title:	Executive Vice President and Chief Financial Officer